Exhibit 21.1            Subsidiaries of TeleCorp PCS, Inc.

TeleCorp PCS, Inc.
------------------
                  TeleCorp
                  Wireless, Inc.
                -------------------
                                     TeleCorp
                                     Acquisition
                                     Sub., L.L.C.
                                   -------------------
                                     RW Acquisition,
                                     L.L.C.
                                   -------------------
                                     TeleCorp PCS,
                                     L.L.C.
                                   -------------------
                                     TeleCorp of
                                     Puerto Rico, Inc.
                                   -------------------
                                     TeleCorp Holding
                                     Corp. II, L.L.C.
                                   -------------------
                                                        TeleCorp LMDS,
                                                        Inc.
                                                        Zephyr Wireless,
                                                        L.L.C.
                                                      -------------------
                                                        Wisconsin
                                                        Acquisition Corp.
                                                      -------------------
                                     TeleCorp
                                     Communications,
                                     Inc.
                                   -------------------
                                                        Affiliate
                                                        License Co.,
                                                        L.L.C. (TCI only
                                                        owns 1/3rd
                                                        interest)
                                                      -------------------
                                                        TeleCorp Puerto
                                                        Rico Realty,
                                                        Inc. (PR corp)
                                                      -------------------
                                                        TeleCorp Realty,
                                                        L.L.C.
                                                      -------------------

                  Tritel, Inc.
                -------------------
                                     Tritel PCS, Inc.
                                   -------------------
                                                        Tritel Finance,
                                                        Inc.
                                                      -------------------
                                                        Tritel
                                                        Communications,
                                                        Inc.
                                                      -------------------
                                                                           Affiliate
                                                                           License Co.,
                                                                           L.L.C. (Tritel
                                                                           only owns 1/3rd
                                                                           interest)
                                                                         -------------------
                                                        Tritel C/F
                                                        Holding Corp.
                                                      -------------------
                                                                           Air Com PCS,
                                                                           Inc. (AL Corp.)
                                                                         -------------------
                                                                           Tritel License -
                                                                           Georgia, Inc.
                                                                         -------------------
                                                                           QuinCom, Inc.
                                                                           (AL Corp.)
                                                                         -------------------
                                                                           Tritel License -
                                                                           Florida, Inc.
                                                                         -------------------
                                                                           DigiCom, Inc.
                                                                         -------------------
                                                                           DigiCall, Inc.
                                                                         -------------------
                                                        Tritel A/B
                                                        Holding Corp.
                                                      -------------------
                                                                           NexCom, Inc.
                                                                         -------------------
                                                                           ClearCall, Inc.
                                                                         -------------------
                                                                           Global PCS, Inc.
                                                                         -------------------
                                                                           ClearWave, Inc.
                                                                           DigiNet PCS, Inc.
                                                                         -------------------
                                                                           Tritel
                                                                           License-Alabama,
                                                                           Inc.
                                                                         -------------------

All entities are Delaware entities, unless otherwise indicated.